KRANESHARES TRUST

KraneShares Eastern US Carbon Strategy ETF

(the “Fund”)

Supplement dated May 21, 2026 to the Fund’s Summary Prospectus, dated August 1, 2025, which may be supplemented and amended from time to time.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective June 1, 2026, the Fund’s principal investment strategies and investment policies are changing. As of that date, the eighth paragraph of the “Principal Investment Strategies” section in the Fund’s Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in instruments that provide exposure to the Eastern U.S. carbon credits (i.e., RGGI carbon credits). For purposes of this 80% policy, derivatives, such as futures contracts, will be counted at their notional value.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.